Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 03/31/2011


Subadviser Name: Goldman Sachs Asset Management,
L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital Short
Duration Fund
2.	Issuer:	Thermo Fisher Scientific.
3.	Date of purchase: 02/14/2011
4.	Underwriter from whom purchased:  Barclays
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate): Goldman,
Sachs & Co.
6.	Aggregate principal amount of offering:
300,000,000
7.	Aggregate principal amount of purchase: 2,150,000
by the Fund
8.	Purchase price (net of fees and expenses):  99.971
9.	Date offering commenced:  02/14/2011
10.	Offering price at close of first day on which any sales
are made:  99.971
11.	Commission, spread or profit:	0.40%		%
                                       $





Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position: ______________________



Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 03/31/2011


Subadviser Name: Goldman Sachs Asset Management,
L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital Short
Duration Fund
2.	Issuer:	Johnson Controls  Inc.
3.	Date of purchase: 02/1/2011
4.	Underwriter from whom purchased:  JPMorgan
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate): Goldman,
Sachs & Co.
6.	Aggregate principal amount of offering:
450,000,000
7.	Aggregate principal amount of purchase: 3,150,000
by the Fund
8.	Purchase price (net of fees and expenses):  99.967
9.	Date offering commenced:  02/1/2011
10.	Offering price at close of first day on which any sales
are made:  99.967
11.	Commission, spread or profit:	0.45%		%
                                       $





Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position: ______________________



Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 03/31/2011


Subadviser Name: Goldman Sachs Asset Management,
L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital Short
Duration Fund
2.	Issuer:	Dominion Resources Inc.
3.	Date of purchase: 3/2/2011
4.	Underwriter from whom purchased:  Smith Barney
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate): Goldman,
Sachs & Co.
6.	Aggregate principal amount of offering:
400,000,000
7.	Aggregate principal amount of purchase: 3,100,000
by the Fund
8.	Purchase price (net of fees and expenses):  99.944
9.	Date offering commenced:  3/2/2011
10.	Offering price at close of first day on which any sales
are made:  99.944
11.	Commission, spread or profit:	0.40%		%
                                       $





Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position: ______________________



Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 06/30/2011


Subadviser Name: Goldman Sachs Asset Management,
L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital Short
Duration Fund
2.	Issuer:	AT&T INC
3.	Date of purchase: 4/26/2011
4.	Underwriter from whom purchased:  BOA
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate): Goldman,
Sachs & Co.
6.	Aggregate principal amount of offering:
1,750,000,000
7.	Aggregate principal amount of purchase: 2,800,000
by the Fund
8.	Purchase price (net of fees and expenses):  99.818
9.	Date offering commenced:  02/14/2011
10.	Offering price at close of first day on which any sales
are made:  99.818
11.	Commission, spread or profit:		0.35	%
                                       $





Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position: ______________________


8/26/2011	12	Rule 10f-3 Reporting Form